UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.__ )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Thermo Fisher Scientific Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

THERMO FISHER SCIENTIFIC INC.

2022 Annual Meeting
Vote by May 17, 2022
11:59 PM ET

THERMO FISHER SCIENTIFIC INC.
168 THIRD AVENUE
WALTHAM, MA 02451

D71586-P66828

You invested in THERMO FISHER SCIENTIFIC INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 18, 2022.**

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 18, 2022
1:00 PM EDT

Virtually at:
www.virtualshareholdermeeting.com/TMO2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Marc N. Casper	For
1b.	Nelson J. Chai	For
1c.	Ruby R. Chandy	For
1d.	C. Martin Harris	For
1e.	Tyler Jacks	For
1f.	R. Alexandra Keith	For
1g.	Jim P. Manzi	For
1h.	James C. Mullen	For
1i.	Lars R. Sorensen	For
1j.	Debora L. Spar	For
1k.	Scott M. Sperling	For
1l.	Dion J. Weisler	For
2.	An advisory vote to approve named executive officer compensation.	For
3.	Ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D71587-P66828